EXHIBIT 10.1

NOTE SETTLEMENT AGREEMENT

This Note Settlement Agreement (this “Agreement”) is entered into as of January 27, 2021 (the “Effective Date”) by and among Iliad Research and Trading, L.P., a Utah limited partnership (“Iliad”), UAHC Ventures LLC, a Nevada limited liability company (“UAHC Ventures”, and together with Iliad, “Lender”), and SinglePoint Inc., a Nevada corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the respective Notes (defined below). Each of Borrower and Lender is sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

A. Borrower previously sold and issued to UAHC Ventures that certain Secured Convertible Promissory Note dated October 6, 2017 in the original principal amount of $670,000.00 (the “UAHC Ventures Note”) pursuant to that certain Securities Purchase Agreement dated October 6, 2017 by and between UAHC Ventures and Borrower (the “UAHC Ventures Purchase Agreement”, and together with the Note and all other documents entered into in conjunction therewith, the “UAHC Ventures Transaction Documents”).

B. Borrower previously sold and issued to Iliad that certain Secured Convertible Promissory Note dated November 5, 2018 in the original principal amount of $5,520,000.00 (the “Iliad Note”, and together with the UAHC Ventures Note, the “Notes”) pursuant to that certain Securities Purchase Agreement dated November 5, 2018 by and between Iliad and Borrower (the “Iliad Purchase Agreement”, and together with the UAHC Ventures Purchase Agreement, the “Purchase Agreements”), and the Iliad Purchase Agreement together with the Note and all other documents entered into in conjunction therewith, the “Iliad Transaction Documents”, and the Iliad Transaction Documents together with the UAHC Ventures Transaction Documents, the “Transaction Documents”).

C. Lender and Borrower now desire to settle the Notes on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

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2. UAHC Ventures Note Redemption. Together with its execution of this Agreement, UAHC Ventures has delivered to Borrower a Redemption Notice pursuant to the terms of the UAHC Ventures Note, a copy of which is attached hereto as Exhibit A (the “Redemption Notice”). By its execution below, Borrower acknowledges its receipt of the Redemption Notice as of the date of this Agreement. Pursuant to the Redemption Notice, Borrower is required, and hereby agrees, to issue to UAHC Ventures 30,000,000 Redemption Conversion Shares in accordance with and in the manner and within the timeframes prescribed in Sections 8 and 10 of the UAHC Ventures Note (the “Redemption Shares”). For the avoidance of doubt, in order for the Redemption Shares to be deemed to have been delivered to UAHC Ventures, (a) the Shares or certificate(s) representing the Redemption Shares must have been cleared and approved for public resale by the compliance departments of UAHC Ventures’ brokerage firm and the clearing firm servicing such brokerage, and (b) the Redemption Shares must be held in the name of the clearing firm servicing UAHC Ventures’ brokerage firm and must have been deposited into such clearing firm’s account for the benefit of UAHC Ventures.

3. Iliad Note Conversion. Together with its execution of this Agreement, Iliad has delivered to Borrower a Conversion Notice pursuant to the terms of the Iliad Note, a copy of which is attached hereto as Exhibit B (the “Conversion Notice”). By its execution below, Borrower acknowledges its receipt of the Conversion Notice as of the date of this Agreement. Pursuant to the Conversion Notice, Borrower is required, and hereby agrees, to issue to Iliad 100,000,000 Conversion Shares in accordance with and in the manner and within the timeframes prescribed in Section 3 of the Iliad Note (the “Conversion Shares”, and together with the Redemption Shares, the “Shares”). For the avoidance of doubt, in order for the Conversion Shares to be deemed to have been delivered to Iliad, (a) the Conversion Shares or certificate(s) representing the Conversion Shares must have been cleared and approved for public resale by the compliance departments of Iliad’s brokerage firm and the clearing firm servicing such brokerage, and (b) the Conversion Shares must be held in the name of the clearing firm servicing Iliad’s brokerage firm and must have been deposited into such clearing firm’s account for the benefit of Iliad.

4. Restrictions on Sales of Shares.

4.1. Volume Limitation. Lender agrees that, with respect to the Shares, in any given calendar week its Net Sales (as defined below) of such Shares shall not exceed five percent (5%) of Borrower’s weekly dollar trading volume in such week (which, for purposes hereof, means the number of shares of Borrower’s common stock traded during such calendar week multiplied by the volume weighted average price per share for such week) (the “Volume Limitation”). For purposes of this Agreement, the term “Net Sales” means the gross proceeds from sales of the Shares sold in a calendar week minus any trading commissions associated with selling such Shares.

5. Final Settlement; Payment in Full. Final settlement of this Agreement (“Final Settlement”) (and thereby, the Notes) shall occur once the Shares have been received by Lender. Upon Final Settlement, Borrower shall be deemed to have paid the entire Outstanding Balances of each of the Notes in full, Borrower shall have no further obligations under the Notes, the Notes will terminate and be deemed to be of no further force or effect, and the Parties shall be released from all obligations, definitions, representations and commitments therein.

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6. Failure to Comply. Should Borrower fail to comply with any of the conditions set forth herein, including without limitation failing to deliver the Shares when due, all accommodations given herein shall immediately and automatically be deemed withdrawn and Lender shall be entitled to all remedies available to it at law, in equity or as otherwise set forth in this Agreement.

7. Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

7.1. Authority. Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

7.2. No Waiver. Any Event of Default which may have occurred under the Notes has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower’s obligations under this Agreement. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other existing or future default.

7.3. Accurate Representations. All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

7.4. No Defenses. Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

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7.5. Voluntary Agreement. Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

7.6. No Proceedings. There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower.

7.7. No Statutes. There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

7.8. Solvent. Borrower is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering Borrower insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

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8. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with this Agreement.

9. Miscellaneous.

9.1. Further Assurances. At any time or from time to time after the Effective Date, at the request of a Party, and without further consideration, each of the Parties shall execute and deliver, or shall cause its respective affiliate(s) to execute and deliver, such other agreements, instruments, certifications or other documents as may be necessary or desirable to effectuate the transactions and fulfill its obligations under this Agreement.

9.2. Arbitration. By its execution of this Agreement, each Party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreements) set forth as exhibits to the Purchase Agreements and the parties agree to submit all Claims (as defined in the Purchase Agreement) arising under this Agreement or any Transaction Document or other agreement between the parties and their affiliates to binding arbitration pursuant to the Arbitration Provisions.

9.3. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each Party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or any Transaction Document or the relationship of the Parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the Parties obligations to resolve disputes hereunder or under any Transaction Document pursuant to the Arbitration Provisions, each Party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all Claims in respect of the proceeding may only be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each Party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth in the Purchase Agreement, such service to become effective ten (10) days after such mailing. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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9.4. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

9.5. Successors. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

9.6. Entire Agreement. This Agreement, together with all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

9.7. Amendments; Waiver. This Agreement may be amended, modified, or supplemented only by written agreement of the Parties. No provision of this Agreement may be waived except in writing signed by the Party against whom such waiver is sought to be enforced.

9.8. Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the Parties agree that the Party who is awarded the most money (without regard to any fines, penalties, or charges imposed by any governmental or regulatory authority) shall be deemed the prevailing Party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing Party in connection with the dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

9.9. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

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9.10. Acknowledgement. By executing this Agreement, each of the Parties evidences that it carefully read and fully understands all of the provisions of this Agreement.

9.11. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, stockholders, or employees except as expressly set forth in this Agreement and, in making its decision to enter into the transactions contemplated by this Agreement, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, agents or representatives other than as set forth in this Agreement.

9.12. Conflict Between Documents. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Notes or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

9.13. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

9.14. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

LENDER:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By:
John M. Fife, President

UAHC VENTURES LLC

By: United American Healthcare Corporation,
its Manager

By:
John M. Fife, President

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BORROWER:

SINGLEPOINT INC.

By:
Name:
Title:

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